Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED FEBRUARY 28, 2025

TO EACH OF THE

CLASS A, CLASS C, INSTITUTIONAL SHARES, AND CLASS R6 SUMMARY PROSPECTUS, THE CLASS A AND CLASS C SHARES PROSPECTUS, THE INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS, AND THE STATEMENT OF ADDITIONAL INFORMATION,

each DATED FEBRUARY 1, 2025, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Class A, Class C, Institutional Shares, and Class R6 Summary Prospectus, the Class A and Class C Shares Prospectus, the Institutional and Class R6 Shares Prospectus (collectively, the “Prospectuses”), and the Statement of Additional Information (“SAI”) each dated February 1, 2025, with respect to Sterling Capital Mid Value Fund:

Sterling Capital Mid Value Fund

The Board of Trustees of Sterling Capital Funds has approved a proposal by Sterling Capital Management LLC (“Sterling Capital”), the investment adviser to Sterling Capital Mid Value Fund (the “Acquired Fund” or the “Fund”), to effect the merger of the Acquired Fund into the Sterling Capital Mid Cap Relative Value Fund (“Acquiring Fund”) (the “Merger”) on or about May 12, 2025 (the “Merger Date”).

The Merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in a share class of the Acquired Fund will, in effect, be exchanged for an investment in a corresponding share class with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the Merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Acquired Fund shareholders will not pay any sales charges, purchase premiums, or redemption fees as a result of the Merger. Prior to the consummation of the Merger, the Acquired Fund expects to reposition certain of its portfolio holdings and expects that it will dispose of approximately 89% of its investments and invest the proceeds of such dispositions in securities currently held by the Acquiring Fund, or in other securities, cash and/or cash equivalents. Accordingly, the Acquired Fund may no longer be implementing its investment strategy in the time period leading up to the Merger. The Acquired Fund will incur transaction costs in connection with this repositioning, and the repositioning is expected to result in the recognition of net capital gains and the distribution of net capital gains to Acquired Fund shareholders. These distributions would be taxable to shareholders. You can find information about the Acquiring Fund and its investment policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at sterlingcapital.com/investments/mutual-funds/. You can also get this information at no cost by emailing a request to fundinfo@sterling-capital.com, by calling 1-800-228-1872 or by asking your financial representative.

Acquired Fund shareholders will receive shares of the Acquiring Fund’s corresponding share class as part of the Merger. The Acquired Fund and the Acquiring Fund pay the same annual management fee rate. Each class of shares of the Acquiring Fund currently bears Total Annual Fund Operating Expenses that are lower than the Total Annual Fund Operating Expenses of the corresponding class of shares of the Acquired Fund. Each Fund’s Class C Shares are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% on such shares if they are redeemed within one year of purchase. Each Fund’s Class A Shares purchased in the amount of $1 million or more for which a front-end sales load was not charged at the time of purchase also are subject to a CDSC of 1.00% if such shares are redeemed within two years after purchase. Class A Shares and Class C Shares received as a result of the Merger will continue to be subject to the CDSC schedule of the shares of the Acquired Fund you originally purchased.

Shareholder approval of the Merger is not required. At any time before the close of the Merger, you may redeem your shares as described in the Prospectuses. Such redemptions may be taxable transactions.

In addition, effective immediately Andrew T. DiZio is appointed as co-portfolio manager of the Mid Value Fund, joining William C. Smith and Lee D. Houser as co-portfolio managers of the Fund. Effective April 1, 2025, Messrs. Smith and Houser will no longer serve as co-portfolio managers of the Fund, and Mr. DiZio will be the sole portfolio manager of the Fund.

Mr. DiZio is an Executive Director of Sterling Capital and Portfolio Manager and currently serves as portfolio manager of the Mid Cap Relative Value Fund (the Acquiring Fund), and information regarding Mr. DiZio can be found in the prospectuses and statement of additional information relating to the Mid Cap Relative Value Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

STAT-SUP-MVSUPP22025